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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.


Dated: September 13, 2006               AMVESCAP PLC

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer

                                       AIM Advisors, Inc.

                                       By: /s/ Todd Spillane
                                          ----------------------------
                                       Name:  Todd Spillane
                                       Title: Chief Compliance Officer

                                       AIM Capital Management, Inc.

                                       By: /s/ Todd Spillane
                                          ----------------------------
                                       Name:  Todd Spillane
                                       Title: Chief Compliance Officer

                                       AIM Funds Management, Inc.

                                       By: /s/ Susan Han
                                          ----------------------------
                                       Name:  Susan Han
                                       Title: General Counsel

                                       AIM Private Asset Management, Inc.

                                       By: /s/ Todd Spillane
                                          ----------------------------
                                       Name:  Todd Spillane
                                       Title: Chief Compliance Officer

                                       Atlantic Trust Company, N.A.

                                       By: /s/ Wayne DeWitt
                                          ----------------------------
                                       Name:  Wayne DeWitt
                                       Title: General Counsel

                                       Stein Roe Investment Counsel, Inc.

                                       By: /s/ Gregory B. Campbell
                                          ----------------------------
                                       Name:  Gregory B. Campbell
                                       Title: General Counsel